UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 14, 2007
                                                  ------------------------------

                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                  59-0936128
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

300 Alexander Park, Suite 204, Princeton, New Jersey                08540
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            (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                     ---------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

     Reference is made to the Loan Agreement dated January 8, 2007 and related Promissory Note (Revolving Line of Credit) dated September 18, 2006 of Registrant's subsidiary, AMREP Southwest Inc. (the "Credit Facility"), reported in the Current Report on Form 8-K filed by the Registrant on January 12, 2007. On September 14, 2007, effective September 17, 2007, the Credit Facility, which had been scheduled to terminate on September 17, 2008, was extended to September 17, 2009, with all other terms remaining unchanged. The present outstanding principal amount of the borrowing under the Credit Facility is $15,500,000.

Item 9.01.  Financial Statements and Exhibits.

  (d) Exhibits.

      Exhibit 10.1 First Amendment dated effective September 17, 2007 to the Loan Agreement dated January 8, 2007 between AMREP Southwest Inc. and Compass Bank.

      Exhibit 10.2 First Modification dated effective September 17, 2007 to the Revolving Line of Credit Promissory Note dated September 18, 2006 of AMREP Southwest Inc. payable to the order of Compass Bank.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMREP CORPORATION
                                                  -----------------
                                                       (Registrant)

                                                  By:  /s/ Peter M Pizza
                                                       ------------------
                                                       Peter M. Pizza
                                                       Vice President and
                                                       Chief Financial Officer

Date: September 18, 2007
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



                                  EXHIBIT INDEX

      Exhibit No.                               Description
      -----------                               -----------


          10.1 First Amendment dated effective September 17, 2007 to the Loan Agreement dated January 8, 2007 between AMREP Southwest Inc. and Compass Bank.


          10.2 First Modification dated effective September 17, 2007 to the Revolving Line of Credit Promissory Note dated September 18, 2006 of AMREP Southwest Inc. payable to the order of Compass Bank.


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